Exhibit 10.1

FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT AND CONSENT

This FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT AND CONSENT (this “Amendment”), dated as of March 24, 2016, by and among Surgery Center Holdings, Inc., a Delaware corporation (the “Borrower”), SP Holdco I, Inc. (“Holdings”), the other Guarantors party hereto, the Lenders party hereto (the “Consenting Lenders”) and Jefferies Finance LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent” or, as Administrative Agent or Collateral Agent, “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, Guarantors, Lenders and Agent, among others, are parties to that certain First Lien Credit Agreement, dated as of November 3, 2014 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend, and the Consenting Lenders have agreed to so amend, Section 2.19 of the Credit Agreement to provide the Borrower with the ability to incur additional Incremental Term Loans under Section 2.19 of the Credit Agreement in an additional aggregate principal amount of $50,000,000;

WHEREAS, pursuant to and in accordance with Section 2.19 of the Credit Agreement (as amended pursuant to this Amendment, the “Amended Credit Agreement”), (i) the Borrower has requested Incremental Term Loans in an aggregate principal amount of $80,000,000 and (ii) the 2016 Incremental Term Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the 2016 Incremental Term Lenders will make Incremental Term Loans in the form of 2016 Incremental Term Loans;

WHEREAS, this Amendment is an Incremental Amendment under and as defined in Section 2.19 of the Credit Agreement; and

WHEREAS, Agent and the Consenting Lenders are willing, on the terms and subject to the conditions set forth below, to enter into the amendments, modifications and agreements set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Amended Credit Agreement.

2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Borrower, Holdings, the Consenting Lenders and Agent hereby agree as follows:

a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in correct alphabetical order:

“Second Incremental Amendment” shall mean the First Lien Incremental Term Loan Amendment and Consent dated as of March 24, 2016, by and among the Borrower, the Guarantors, the 2016 Incremental Term Lenders, the other Lenders party thereto and the Administrative Agent.

“Second Incremental Amendment Date” shall mean the date on which all the conditions precedent set forth in Section 5 of the Second Incremental Amendment shall have been satisfied or waived in accordance with the terms thereof.

“2016 Incremental Term Lender” shall mean any Lender having a 2016 Incremental Term Loan Commitment and/or a 2016 Incremental Term Loan outstanding hereunder.

“2016 Incremental Term Loan Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make a 2016 Incremental Term Loan hereunder, expressed as an amount representing the maximum principal amount of the 2016 Incremental Term Loan to be made by such Lender hereunder, as such commitment may be reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Acceptance, (ii) an Incremental Amendment, (iii) a Refinancing Amendment or (iv) an Extension Amendment. The initial amount of each Lender’s 2016 Incremental Term Loan Commitment is set forth on Schedule 2.01(A) under the caption “2016 Incremental Term Loan Commitment” or, otherwise, in the Assignment and Acceptance, Incremental Amendment or Refinancing Amendment pursuant to which such Lender shall have assumed its 2016 Incremental Term Loan Commitment, as the case may be. The initial aggregate amount of the 2016 Incremental Term Loan Commitments as of the Second Incremental Amendment Date is $80,000,000.

“2016 Incremental Term Loans” shall mean the incremental term loans made by the 2016 Incremental Term Lenders on the Second Incremental Amendment Date to the Borrower pursuant to Section 2.01(a)(ii).

“2021 Unsecured Notes” means the senior unsecured notes due 2021 issued by the Borrower on or around March 31, 2016 in an initial aggregate principal amount not to exceed $425,000,000.

b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions as follows:

“Lead Arrangers” shall mean (i) in connection with the Closing Date and the Initial Term Loans, the Lead Arrangers (as defined in this Agreement prior to effectiveness of the Second Incremental Amendment) and (ii) in connection with the Second Incremental Amendment and the 2016 Incremental Term Loans, Jefferies Finance LLC in its capacity as lead arranger and sole bookrunner.

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“Term Loan Maturity Date” shall mean (i) with respect to the Initial Term Loans borrowed on the Closing Date that have not been extended pursuant to Section 2.21, November 3, 2020 (the “Original Term Loan Maturity Date”), (ii) with respect to any tranche of Extended Term Loans, the final maturity date as specified in the applicable Extension Amendment, (iii) with respect to any Other Term Loans that have not been extended pursuant to Section 2.21, the final maturity date as specified in the applicable Refinancing Amendment, (iv) with respect to the 2016 Incremental Term Loans that have not been extended pursuant to Section 2.21, the Original Term Loan Maturity Date, and (v) with respect to any other Incremental Term Loans that have not been extended pursuant to Section 2.21, the final maturity date as specified in the applicable Incremental Amendment; provided that, if any such day is not a Business Day, the applicable Term Loan Maturity Date shall be the Business Day immediately succeeding such day.

c) Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence to the end of the definition of “Permitted Refinancing”:

Notwithstanding the foregoing, the incurrence of Indebtedness under the 2021 Unsecured Notes shall be deemed to be a “Permitted Refinancing” of the Second Lien Term Loans, so long as all or any portion of the proceeds thereof shall be used to repay in full all outstanding Indebtedness under the Second Lien Term Loans.

d) Section 2.01 of the Credit Agreement is hereby amended by adding the following sentence to the definition of “Class” therein:

Notwithstanding any provision herein to the contrary, the Initial Term Loans and the 2016 Incremental Term Loans shall be deemed to be, and treated as, part of a single Class of Term Loans for all purposes hereof, including for any purposes of any determination of Required Class Lenders and the application of repayments or prepayments to the Term Loan.

e) Section 2.01 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof as follows:

(a) each Term Lender agrees, severally and not jointly, to (i) make an Initial Term Loan to the Borrower on the Closing Date in a principal amount not to exceed the initial amount of such Term Lender’s Term Loan Commitment (if any) and (ii) make a 2016 Incremental Term Loan to the Borrower on the Second Incremental Amendment Date in a principal amount not to exceed its 2016 Incremental Term Loan Commitment (if any); and

f) Section 2.09 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof as follows:

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(a) The Term Loan Commitments for the Initial Term Loans in effect on the Closing Date shall automatically terminate upon the making of the Initial Term Loans on the Closing Date. The 2016 Incremental Term Loan Commitments for the 2016 Incremental Term Loans in effect on the Second Incremental Amendment Date shall automatically terminate upon the making of the 2016 Incremental Term Loans on the Second Incremental Amendment Date. The Revolving Commitments and the LC Commitment shall automatically terminate on the Revolving Maturity Date.

g) Section 2.11 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof as follows:

(a)(i) The Borrower shall repay to the Administrative Agent for the ratable account of the applicable Term Lenders (A) on the last Business Day of each March, June, September and December, commencing with March 31, 2015, an amount equal to 0.25% of the aggregate principal amount of the Initial Term Loans outstanding on the Closing Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Sections 2.12 and 2.13 or, if applicable, Section 10.04(m)(vi) and as a result of the conversion of Initial Term Loans to Extended Term Loans or the refinancing of Initial Term Loans with Credit Agreement Refinancing Indebtedness) and (B) on the Term Loan Maturity Date for the Initial Term Loans, the aggregate principal amount of all Initial Term Loans outstanding on such date, together with, in the case of each of clauses (A) and (B), accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment. Upon the conversion of Initial Term Loans to Extended Term Loans or the refinancing of Initial Term Loans with Credit Agreement Refinancing Indebtedness, all amortization payments shall be reduced ratably by the aggregate principal amount of the Initial Term Loans so converted or refinanced.

(ii) The Borrower shall repay to the Administrative Agent for the ratable account of the applicable Term Lenders (A) on the last Business Day of each March, June, September and December, commencing with June 30, 2016, an amount equal to 0.25% of the aggregate principal amount of the 2016 Incremental Term Loans outstanding on the Second Incremental Amendment Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Sections 2.12 and 2.13 or, if applicable, Section 10.04(m)(vi) and as a result of the conversion of 2016 Incremental Term Loans to Extended Term Loans or the refinancing of 2016 Incremental Term Loans with Credit Agreement Refinancing Indebtedness) and (B) on the Term Loan Maturity Date for the 2016 Incremental Term Loans, the aggregate principal amount of all 2016 Incremental Term Loans outstanding on such date, together with, in the case of each of clauses (A) and (B), accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment. Upon the conversion of 2016 Incremental Term Loans to Extended Term Loans or the refinancing of 2016 Incremental Term Loans with Credit Agreement Refinancing Indebtedness, all amortization payments shall be reduced ratably by the aggregate principal amount of the 2016 Incremental Term Loans so converted or refinanced.

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(iii) The Borrower shall repay Incremental Term Loans (other than the 2016 Incremental Term Loans), Extended Term Loans and Other Term Loans in such amounts and on such date or dates as shall be specified therefor in the applicable Incremental Amendment, Term Loan Extension Offer or Refinancing Amendment.

h) Section 2.12 of the Credit Agreement is hereby amended by replacing “the one-year anniversary of the Closing Date” therein with “the six-month anniversary of the Second Incremental Amendment Date”.

i) Section 2.19(a) of the Credit Agreement is hereby amended by replacing “$100,000,000” therein with “$150,000,000”.

j) Section 7.01 of the Credit Agreement is hereby amended by amending and restating clause (bb) thereof as follows:

(bb) [Reserved];

k) Section 7.03(g) of the Credit Agreement is hereby amended by restating the first parenthetical therein as follows:

(except for Liens permitted by Section 7.01(w))

l) Section 7.03 of the Credit Agreement is hereby amended by amending and restating clause (m) thereof as follows:

(m) [Reserved];

m) Section 7.03(s) of the Credit Agreement is hereby amended by replacing “$100,000,000” therein with “$150,000,000”.

n) The Credit Agreement is hereby amended by inserting thereto the Schedule 2.01(A) attached hereto.

o) For the avoidance of doubt, (i) the 2016 Incremental Term Loans shall be deemed to be “Loans”, “Incremental Term Loans” and “Term Loans”, (ii) each 2016 Incremental Term Lender shall be deemed to be a “Lender”, an “Incremental Term Lender” and a “Term Lender”, (iii) the 2016 Incremental Term Loan Commitments shall be deemed to be a “Term Loan Commitment”, and (iv) this Amendment shall be deemed to be an “Incremental Amendment” and a “Loan Document”, in each case for all purposes of the Amended Credit Agreement and the other Loan Documents.

3. Joinder. Each 2016 Incremental Term Lender acknowledges and agrees that, from and after the Effective Date, such 2016 Incremental Term Lender commits to provide its 2016 Incremental Term Loan Commitment, as set forth on Schedule 2.01(A) attached hereto on the terms and subject to the conditions set forth herein, shall be a “Term Lender” and “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all the rights of a Lender thereunder.

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4. Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment in the manner provided herein, each of Holdings, the Borrower and each Guarantor represents and warrants to the other parties hereto that the following statements are true and correct in all material respects (provided that any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)):

a) each of the representations and warranties contained in Article 5 of the Credit Agreement and in each other Loan Document are true and correct in all material respects (provided that any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language is true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Effective Date (as defined below) with the same effect as though made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, such representation and warranty is true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date); and

b) as of the date hereof and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions (the time at which all such conditions are so satisfied is referred to herein as the “Effective Date”):

a) the Agent shall have received a certificate executed by a Responsible Officer of the Borrower, certifying that, as of the Effective Date, (i) each of the representations and warranties made by the Loan Parties set forth in this Amendment, in Article 5 of the Credit Agreement and in all other Loan Documents are true and correct in all material respects (provided that any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Effective Date with the same effect as though made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date); (ii) after giving effect to this Amendment, no Default exists or would result from the incurrence of the 2016 Incremental Term Loan Commitments and 2016 Incremental Term Loans contemplated by this Amendment or the application of the proceeds therefrom; (iii) the proceeds of the 2016 Incremental Term Loans shall be used to fund (A) the purchase

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price associated with certain Permitted Acquisitions disclosed to the Lead Arrangers and the 2016 Incremental Term Lenders prior to the Effective Date and (B) fees and expenses incurred in connection therewith (including any upfront fees and original issue discount); and (iv) this Amendment is effected in accordance with the terms of Sections 2.19 and 10.08 of the Amended Credit Agreement;

b) Holdings and the Borrower shall have paid to the Agent and the Lead Arrangers (i) all applicable fees and other amounts due and payable to the Agent and the Lead Arrangers (including all upfront fees due and payable to the Lead Arrangers on behalf of the 2016 Incremental Term Lenders (or original issue discount in lieu thereof)) on or prior to the Effective Date, as separately agreed to by the Borrower, the Agent and the Lead Arrangers, and (ii) all costs and expenses due and payable under Section 10 of this Amendment;

c) the Agent shall have received, on behalf of itself, the Collateral Agent and the 2016 Incremental Term Lenders, an opinion of (i) Ropes & Gray LLP, counsel for the Loan Parties, and (ii) each local counsel for the Loan Parties listed on Schedule 4.02(d) to the Credit Agreement (or other local counsel reasonably acceptable to the Agent), in each case, dated the Effective Date and addressed to the Agent, the Collateral Agent and the 2016 Incremental Term Lenders substantially in the form previously provided to the Agent in connection with the First Lien Incremental Amendment, dated as of October 7, 2015, by and among the Borrower, Holdings, the other guarantors party thereto, the Agent, and the other agents and lenders party thereto;

d) the Agent shall have received (i) a certificate as to the good standing of each Loan Party as of a recent date; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Effective Date and certifying (A) that attached thereto is a copy of the certificate or articles of incorporation or organization or certificate of formation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, or in the alternative, certifying that such certificate or articles of incorporation or organization or certificate of formation has not been amended since the Closing Date, (B) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (C) below (or that the by-laws or operating (or limited liability company) agreement of such Loan Party has not been amended or otherwise modified since the delivery of such documents on the Closing Date or the First Incremental Amendment Date), (C) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the Amendment and, in the case of the Borrower, the borrowings and/or incurrence of the 2016 Incremental Term Loan Commitments and 2016 Incremental Term Loans hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above;

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e) the Agent shall have received counterparts of this Amendment duly executed by Holdings, the Borrower, each other Guarantor, the Administrative Agent, the Collateral Agent, Lenders constituting the Required Lenders and the 2016 Incremental Term Lenders;

f) the Agent shall have received a Note executed by the Borrower in favor of each 2016 Incremental Term Lender that has requested a Note at least three Business Days in advance of the Effective Date;

g) the Agent shall have received a solvency certificate, substantially in the form set forth in Exhibit H to the Credit Agreement, from the chief financial officer or other officer with equivalent duties of Holdings, or in lieu thereof at the option of the Borrower, an opinion of a nationally recognized valuation firm as to the solvency (on a consolidated basis) of Holdings and its respective Subsidiaries as of the Effective Date;

h) the Administrative Agent shall have received a request for a Credit Extension (which may be conditioned on the effectiveness of this Amendment) in accordance with the requirements of the Amended Credit Agreement;

i) the Agent shall have received, at least three days prior to the Effective Date, all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested in writing at least five days prior to the Effective Date; and

j) Holdings and the Borrower shall have paid to the Agent a consent fee payable for the account of each Lender that delivers a consent to this Amendment no later than 4:00 p.m. (New York City time) on March 21, 2016 (a “Voting Lender”) equal to 0.125% of the aggregate principal amount of such Voting Lender’s outstanding Term Loans and Revolving Commitments as of the Effective Date (without giving effect to this Amendment).

6. Acknowledgement.

a) The Borrower and each Guarantor hereby confirm that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations and Secured Obligations under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).

b) The Borrower and each Guarantor acknowledge and agree that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

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c) Each of the Borrower and each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment (including the 2016 Incremental Term Loan Commitments and 2016 Incremental Term Loans made by the 2016 Incremental Term Lenders) and acknowledges and agrees that each 2016 Incremental Term Lender (and any assignee thereof) is a “Lender” and a “Secured Party” for all purposes under the Loan Documents to which the Borrower or such Guarantor is a party.

d) Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

e) The parties hereto agree and acknowledge that, for all purposes under the Credit Agreement and the other Loan Documents, this Amendment constitutes an Incremental Amendment contemplated by Section 2.19 of the Credit Agreement.

f) Each of the Borrower and each Guarantor hereby (i) acknowledges and agrees that all of its obligations under the Guarantees set out in the Amended Credit Agreement and any other guaranties in the Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the Guarantees made pursuant to the Amended Credit Agreement, (iii) acknowledges and agrees that the grants of security interests by and the Guarantees of the Loan Parties contained in the Amended Credit Agreement and the other Collateral Documents are, and shall remain, in full force and effect after giving effect to this Amendment, and (iv) agrees that the Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, and premium (if any) on, the 2016 Incremental Term Loans under the Amended Credit Agreement. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.

7. GOVERNING LAW AND WAIVER OF JURY TRIAL.

a) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

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b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7(B).

8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic imaging transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

9. Reference to and Limited Effect on the Credit Agreement and the Other Loan Documents.

a) On and after the Effective Date, (x) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and (B) each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Amendment.

b) Except as specifically amended by this Amendment, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

c) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

d) Each of Holdings, the Borrower and each other Guarantor hereby (i) ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Credit Agreement and the other Loan Documents and (ii) acknowledges, ratifies and confirms that such liabilities,

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obligations and agreements constitute valid and existing Obligations under the Credit Agreement, in each case, to the extent Holdings, the Borrower or such Guarantor, as applicable, is a party thereto. In addition, each of Holdings, the Borrower and each Guarantor hereby ratifies, confirms and reaffirms (i) the liens and security interests granted, created and perfected under the Collateral Documents and any other Loan Documents and (ii) that each of the Collateral Documents to which it is a party remain in full force and effect notwithstanding the effectiveness of this Amendment. Without limiting the generality of the foregoing, each of Holdings, the Borrower and each other Guarantor further agrees (A) that any reference to “Obligations” contained in any Collateral Documents shall include, without limitation, the “Obligations” as such term is defined in the Credit Agreement (as amended by this Amendment) and (B) that the related guarantees and grants of security contained in such Collateral Documents shall include and extend to such Obligations. This Amendment shall not constitute a modification of the Credit Agreement, except as specified under Section 2 hereto, or a course of dealing with Agent or any Lender at variance with the Credit Agreement such as to require further notice by Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Amendment contains the entire agreement among Holdings, the Borrower, the other Guarantors, the Consenting Lenders and the 2016 Incremental Term Lenders contemplated by this Amendment. Neither Holdings nor the Borrower nor any other Guarantor has any knowledge of any challenge to Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents. Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

10. Expenses. The Borrower and Holdings agree, jointly and severally, to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Agent and Lead Arrangers in connection with the preparation, negotiation and execution of this Amendment and the syndication of the 2016 Incremental Term Loans, including, without limitation, all Attorney Costs.

11. Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

12. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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13. Conflicts. In the event of any conflict between the terms of this Amendment and the terms of the Credit Agreement or any of the other Loan Documents, the terms of this Amendment shall govern.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first written above.

SURGERY CENTER HOLDINGS, INC., as Borrower

By:	/s/ Michael T. Doyle
Name:	Michael T. Doyle
Title:	Chief Executive Officer

SP HOLDCO I, INC., as Holdings

By:	/s/ Michael T. Doyle
Name:	Michael T. Doyle
Title:	Chief Executive Officer

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

SUBSIDIARY GUARANTORS:

AMBULATORY RESOURCE CENTRES INVESTMENT
COMPANY, LLC
AMBULATORY RESOURCE CENTRES OF WASHINGTON, INC.
AMBULATORY RESOURCE CENTRES OF WILMINGTON, INC.
ANESTHESIOLOGY PROFESSIONAL SERVICES, INC.
APS OF BRADENTON, LLC
APS OF MERRITT ISLAND, LLC
ARC DEVELOPMENT CORPORATION
ARC FINANCIAL SERVICES CORPORATION
ASC OF NEW ALBANY, LLC
AUSTIN SURGICAL HOLDINGS, LLC
BUSINESS IT SOLUTIONS OF TAMPA, INC.
LOGAN LABORATORIES, LLC
LUBBOCK SURGICENTER, INC.
MEDICAL BILLING SOLUTIONS, LLC
MIDWEST UNCUTS, INC.
NEOSPINE SURGERY OF PUYALLUP, LLC
NEOSPINE SURGERY, LLC
NOVAMED ACQUISITION COMPANY, INC.
NOVAMED ALLIANCE, INC.
NOVAMED MANAGEMENT OF KANSAS CITY, INC.
NOVAMED MANAGEMENT SERVICES, LLC
NOVAMED OF BETHLEHEM, INC.
NOVAMED OF DALLAS, INC.
NOVAMED OF LEBANON, INC.
NOVAMED OF SAN ANTONIO, INC.
NOVAMED OF TEXAS, INC.

By: /s/ Teresa F. Sparks
Name: Teresa F. Sparks
Title: Chief Financial Officer and Executive Vice President

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

NOVAMED OF WISCONSIN, INC.
NOVAMED, INC.
PATIENT EDUCATION CONCEPTS INC.
PHYSICIANS SURGICAL CARE, INC.
PSC DEVELOPMENT COMPANY, LLC
PSC OPERATING COMPANY, LLC
REHABILITATION MEDICAL GROUP, INC.
SAINT THOMAS COMPOUNDING LLC
SARASOTA ANESTHESIA SERVICES, LLC
SARC/ASHEVILLE, INC.
SARC/CIRCLEVILLE, INC.
SARC/FT. MYERS, INC.
SARC/GEORGIA, INC.
SARC/JACKSONVILLE, INC.
SARC/KENT, LLC
SARC/LARGO ENDOSCOPY, INC.
SARC/LARGO, INC.
SARC/PROVIDENCE, LLC
SARC/ST. CHARLES, INC.
SARC/VINCENNES, INC.
SMBI DOCS, LLC
SMBI GREAT FALLS, LLC
SMBI HAVERTOWN, LLC
SMBI IDAHO, LLC
SMBI JACKSON, LLC
SMBI LHH, LLC
SMBI PORTSMOUTH, LLC
SMBI STLWSC, LLC
SMBIMS BIRMINGHAM, INC.
SMBIMS DURANGO, LLC
SMBIMS FLORIDA I, LLC

By: /s/ Teresa F. Sparks
Name: Teresa F. Sparks
Title: Chief Financial Officer and Executive Vice President

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

SMBIMS GREENVILLE, LLC
SMBIMS KIRKWOOD, LLC
SMBIMS ORANGE CITY, LLC
SMBIMS STEUBENVILLE, INC.
SMBIMS WICHITA, LLC
SMBISS BEVERLY HILLS, LLC
SMBISS CHESTERFIELD, LLC
SMBISS ENCINO, LLC
SMBISS IRVINE, LLC
SMBISS THOUSAND OAKS, LLC
SP GEORGIA MANAGEMENT, LLC
SP NORTH DAKOTA, LLC
SP PRACTICE MANGEMENT, LLC
SURGERY PARTNERS ACQUISITION COMPANY, INC.
SURGERY PARTNERS OF CORAL GABLES, LLC
SURGERY PARTNERS OF LAKE MARY, LLC
SURGERY PARTNERS OF LAKE WORTH, LLC
SURGERY PARTNERS OF MERRITT ISLAND, LLC
SURGERY PARTNERS OF MILLENIA, LLC
SURGERY PARTNERS OF NEW TAMPA, LLC
SURGERY PARTNERS OF PARK PLACE, LLC
SURGERY PARTNERS OF SARASOTA, LLC
SURGERY PARTNERS OF SUNCOAST, LLC
SURGERY PARTNERS OF WEST KENDALL, L.L.C.
SURGERY PARTNERS OF WESTCHASE, LLC
SURGERY PARTNERS, LLC
SYMBION AMBULATORY RESOURCE CENTRES, INC.
SYMBION ANESTHESIA SERVICES, LLC
SYMBION HOLDINGS CORPORATION
SYMBION, INC.

By: /s/ Teresa F. Sparks
Name: Teresa F. Sparks
Title: Chief Financial Officer and Executive Vice President

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

SP MANAGEMENT SERVICES, INC.
TAMPA PAIN RELIEF CENTER, INC.
TEXARKANA SURGERY CENTER GP, INC.
UNIPHY HEALTHCARE OF JOHNSON CITY VI, LLC
UNIPHY HEALTHCARE OF MAINE I, INC.
VASC, INC.
VILLAGE SURGICENTER, INC.

By: /s/ Teresa F. Sparks
Name: Teresa F. Sparks
Title: Chief Financial Officer and Executive Vice President

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

JEFFERIES FINANCE LLC, as Administrative Agent, Collateral Agent, Lender and 2016 Incremental Term Lender

By: /s/ J Paul McDonnell
Name: J Paul McDonnell
Title: Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

15th Street Loan Funding LLC,
as a Lender
By: Citibank, N.A.,

By:	/s/ Lauri Pool
Name: Lauri Pool
Title: Associate Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

A Voce CLO, Ltd.,
as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ABR Reinsurance LTD.,
as a Lender
By: BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ACAS CLO 2014-1, Ltd.,
as a Lender
By: American Capital CLO Management, LLC, its Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ACAS CLO 2015-1, Ltd.,
as a Lender
By: American Capital CLO Management, LLC, its Collateral Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ACAS CLO 2015-2, Ltd.,
as a Lender
By: American Capital CLO Management, LLC, its Collateral Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ACE American Insurance Company,
as a Lender
BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Ace European Group Limited,
as a Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ACE Property & Casualty Insurance Company,
as a Lender
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ACIS CLO 2013-1 LTD.,
as a Lender

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ACIS CLO 2013-2 LTD,
as a Lender
By: Acis Capital Management, L.P., its Portfolio Manager
By: Acis Capital Management GP, LLC, its general partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ACIS CLO 2014-3, Ltd.,
as a Lender
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ACIS CLO 2014-4, Ltd.,
as a Lender

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ACIS CLO 2014-5, Ltd.,
as a Lender

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ACIS CLO 2015-6, Ltd,
as a Lender

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ACSF Funding I, LLC,
as a Lender
By: American Capital ACSF Management, LLC, its Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Adirondack Park CLO Ltd.,
as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ADVANCED SERIES TRUST - AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO,
as a Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Aetna Health Inc.,
as a Lender
BY: BlackRock Investment Management, LLC, Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Aetna Health Management, LLC,
as a Lender
BY: BlackRock Investment Management, LLC, Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Aetna Life Insurance Company,
as a Lender
BY: BlackRock Investment Management, LLC, Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

AG Diversified Income Master Fund, L.P.,
as a Lender
BY: Angelo, Gordon & Co., L.P., as Fund Advisor

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

AIMCO CLO, Series 2014-A, as a Lender

By:	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Mark Pittman
Name: Mark Pittman
Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

AIMCO CLO, Series 2015-A, as a Lender

By:	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Mark Pittman
Name: Mark Pittman
Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ALJ Global Bank Loan Fund 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL,
as a Lender

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Allied World Assurance Company Ltd
By: Crescent Capital Group LP, its adviser as a Lender

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ATLAS SENIOR LOAN FUND VI, LTD.
By: Crescent Capital Group LP, its adviser as a Lender

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ATLAS SENIOR LOAN FUND V, LTD.
By: Crescent Capital Group LP, its adviser as a Lender

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ATLAS SENIOR LOAN FUND IV, LTD.
By: Crescent Capital Group LP, its adviser as a Lender

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

1199SEIU Health Care Employees Pension Fund
By: Crescent Capital Group LP, its advisor as a Lender

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

TCW SENIOR SECURED LOAN FUND, LP
By: Crescent Capital Group LP, its sub-adviser as a Lender

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ILLINOIS STATE BOARD OF INVESTMENT
By: Crescent Capital Group LP, its adviser

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ATLAS SENIOR LOAN FUND III, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ATLAS SENIOR LOAN FUND II, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ATLAS SENIOR LOAN FUND, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

AUCARA HEIGHTS INC.
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

WEST BEND MUTUAL INSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Crescent Capital High Income Fund B, L.P.
By: Crescent Capital Group LP, its adviser

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Crescent Senior Secured Floating Rate Loan Fund, LLC
By: Crescent Capital Group LP, its adviser

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ALM V, Ltd., as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ALM VI, Ltd., as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ALM VII (R), Ltd., as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ALM VII (R)-2, Ltd., as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ALM VII, Ltd., as a Lender
BY: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moronoey
Name: Joe Moronoey
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ALM VIII, Ltd., as a Lender
BY: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ALM X, LTD., as a Lender
BY: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ALM XI, Ltd., as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ALM XII, Ltd., as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ALM XIV, LTD., as a Lender
BY: Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ALM XVI, LTD., as a Lender
by Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ALM XVII, Ltd., as a Lender
by Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ALM XVIII, LTD., as a Lender
by Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

American General Life Insurance Company, as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

American Home Assurance Company, as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

AMJ Bank Loan Fund SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, as a Lender

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Anchorage Capital CLO 2012-1, Ltd., as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Anchorage Capital CLO 2013-1, Ltd., as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Anchorage Capital CLO 3, Ltd., as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Anchorage Capital CLO 4, Ltd., as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Anchorage Capital CLO 5, Ltd., as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Anchorage Capital CLO 6, Ltd., as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Anchorage Capital CLO 7, Ltd., as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Apidos CLO IX, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

APIDOS CLO X, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

APIDOS CLO XI, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

APIDOS CLO XII, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

APIDOS CLO XIV, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Apidos CLO XIX, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

APIDOS CLO XV, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

APIDOS CLO XVI, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

APIDOS CLO XVII, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

APIDOS CLO XVIII, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

APIDOS CLO XX, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

APIDOS CLO XXI, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

APIDOS CLO XXII, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Apidos CLO XXIII, as a Lender
By: Its Collateral Manager, CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Apollo Credit Funding IV Ltd., as a Lender
By Apollo ST Fund Management, LLC, as its collateral manager

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Apollo Credit Senior Loan Fund, LP, as a Lender
BY: Apollo Credit Advisors II, LLC, its general partner

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Apollo Lincoln Fixed Income Fund, L.P., as a Lender
BY: Apollo Lincoln Fixed Income Management, LLC, its investment manager

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Apollo Senior Floating Rate Fund Inc.,
as a Lender
BY: Account 631203

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Apollo Tactical Income Fund Inc,
as a Lender
BY: Account 361722

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Ascension Alpha Fund, LLC,
as a Lender
By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name: Maggie Begley
Title: Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Ascension Health Master Pension Trust,
as a Lender
By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name: Maggie Begley
Title: Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Aston Hill Voya Floating Rate Income Fund,
as a Lender
By: Voya Investment Management Co. LLC,
as its portfolio advisor

By:	/s/ Colin Clingan
Name: Colin Clingan
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ATRIUM VIII,
as a Lender
BY: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Atrium X,
as a Lender
BY: By: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Axis Specialty Limited,
as a Lender
By: Voya Investment Management Co. LLC,
as its investment manager

By:	/s/ Colin Clingan
Name: Colin Clingan
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Bandera Strategic Credit Partners I, LP,
as a Lender

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Bank of America, NA,
as a Lender

By:	/s/ Justin Smiley
Name: Justin Smiley
Title: Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BayernInvest Alternative Loan-Funds,
as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Colin Clingan
Name: Colin Clingan
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BCBSM, Inc.,
as a Lender
BY: KKR Its Collateral Manager

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BEACH POINT LOAN MASTER FUND, L.P.
as a Lender
BY: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BEACH POINT SCF LOAN LP
as a Lender
BY: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Beazley Furlonge Limited,
as a Lender
BY: Beazley Furlonge Limited, as managing agent of
Syndicate 2623, acting by Highbridge Principal Strategies, LLC, as attorney-in-fact

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Benefit Street Partners CLO V, Ltd.,
as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Benefit Street Partners CLO VI, Ltd.,
as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Betony CLO, Ltd.,
as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Bighorn River Trading, LLC,
as a Lender
By: SunTrust Bank, as manager

By:	/s/ Karen Weich
Name: Karen Weich
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Birchwood Park CLO, Ltd.,
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BJC Pension Plan Trust,
as a Lender
BY: GSO Capital Advisors LLC, its Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Black Diamond CLO 2012-1 Ltd.,
as a Lender
BY: Black Diamond CLO 2012-1 Adviser, L.L.C.
As its Portfolio Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Black Diamond CLO 2013-1 Ltd.,
as a Lender
By: Black Diamond CLO 2013-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Black Diamond CLO 2014-1 Ltd.,
as a Lender
By: Black Diamond CLO 2014-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

55 Loan Strategy Fund a series Trust of Multi Manager Global Investment Trust, as a Lender
By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlackRock Corporate High Yield Fund Inc.,
as a Lender
BY: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlackRock Credit One Fund (Exclusively for Qualified Institutional Investors with Re-Sale Restriction for the Japanese Investors) a separate series trust of the BlackRock Global Investment Trust, as a Lender
BY: BlackRock Financial Management, Inc., Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlackRock Debt Strategies Fund, Inc.,
as a Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlackRock Defined Opportunity Credit Trust,
as a Lender
BY: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlackRock Floating Rate Income Strategies Fund, Inc.,
as a Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlackRock Floating Rate Income Trust,
as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlackRock Funds II, BlackRock High Yield Bond
Portfolio,
as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlackRock Multi-Asset Income Portfolio of BlackRock Funds II,
as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlackRock Funds II, BlackRock Floating Rate Income Portfolio,
as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlackRock Secured Credit Portfolio of BlackRock Funds II,
as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlackRock Global Investment Series: Income Strategies Portfolio,
as a Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlackRock Global Long/Short Credit Fund of BlackRock Funds,
as a Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlackRock High Yield Portfolio of the BlackRock Series Fund, Inc.,
as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlackRock High Yield V.I. Fund of BlackRock Variable Series Funds, Inc.,
as a Lender
By: BlackRock Advisors, LLC, its investment advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlackRock Limited Duration Income Trust,
as a Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlackRock Senior Floating Rate Portfolio,
as a Lender
By: BlackRock Investment Management, LLC, its
Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

JPMBI re Blackrock Bankloan Fund,
as a Lender
BY: BlackRock Financial Management Inc., as Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Blackstone / GSO Global Dynamic Credit Funding Ltd,
as a Lender
By: Blackstone / GSO Global Dynamic Credit Master Fund, its Sole Shareholder
By: Blackstone / GSO Debt Funds Management Europe Limited, its Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Blackstone / GSO Long-Short Credit Income Fund,
as a Lender BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BLACKSTONE TREASURY ASIA PTE. LTD.,
as a Lender BY: GSO Capital Advisors LLC, its Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Blackstone / GSO Secured Trust Ltd.,
as a Lender BY: GSO / Blackstone Debt Funds Management LLC as Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BLACKSTONE/GSO STRATEGIC CREDIT FUND,
as a Lender BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Blackstone / GSO Senior Floating Rate Term Fund,
as a Lender BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Blue Hill CLO, Ltd.,
as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlueMountain CLO 2012-1 Ltd,
as a Lender
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlueMountain CLO 2012-2 Ltd,
as a Lender
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Bluemountain CLO 2013-1 LTD.,
as a Lender
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Bluemountain CLO 2013-3 Ltd.,
as a Lender
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Bluemountain CLO 2013-4 Ltd.,
as a Lender
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlueMountain CLO 2014-1 Ltd,
as a Lender

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlueMountain CLO 2014-2 Ltd,
as a Lender

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlueMountain CLO 2014-3 Ltd.,
as a Lender
By: BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlueMountain CLO 2014-4 Ltd,
as a Lender
BY: BlueMountain Capital Management

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlueMountain CLO 2015-2, Ltd.,
as a Lender
By: BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlueMountain CLO 2015-3 Ltd,
as a Lender

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BlueMountain CLO 2015-4, Ltd.,
as a Lender
By: BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Board of Pensions of the Evangelical Lutheran Church in America,
as a Lender
BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

BOC Pension Investment Fund,
as a Lender
BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Bowman Park CLO, Ltd.,
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Burnham Park CLO, Ltd.,
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Longhorn Credit Funding, LLC,
as a Lender
BY: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

California Public Employees’ Retirement System,
as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Colin Clingan
Name: Colin Clingan
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

California State Teachers’ Retirement System,
as a Lender
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Cedar Funding II CLO Ltd,
as a Lender

By:	/s/ Robert Machanic
Name: Robert Machanic
Title: Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Cedar Funding III CLO, Ltd.,
as a Lender

By:	/s/ Robert Machanic
Name: Robert Machanic
Title: Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Cedar Funding IV CLO, Ltd.,
as a Lender

By:	/s/ Robert Machanic
Name: Robert Machanic
Title: Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Cedar Funding Ltd.,
as a Lender

By:	/s/ Robert Machanic
Name: Robert Machanic
Title: Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Cent CLO 24 Limited,
as a Lender
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ALM Loan Funding XIX LLC,
as a Lender
By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo
Name: Cynthia Gonzalvo
Title: Associate Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Citi Loan Funding ACAS IX LLC,
as a Lender
By: Citibank, N.A.,

By:	/s/ Lauri Pool
Name: Lauri Pool
Title: Associate Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Citibank, N.A.,
as a Lender

By:	/s/ Alvaro De Velasco
Name:	Alvaro De Velasco
Title:	Vice President
(212) 816-4312

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

SSD LOAN FUNDING LLC,
as a Lender
By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo
Name: Cynthia Gonzalvo
Title: Associate Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

City of New York Group Trust,
as a Lender

By:	/s/ Benjamin Fandinola
Name: Benjamin Fandinola
Title: Trade Operations Specialist

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Cole Park CLO, Ltd.,
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Collective Trust High Yield Fund,
as a Lender
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II, as a Lender

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I, as a Lender

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Consumer Program Administrators, Inc,
as a Lender
By: BlackRock Financial Management, Inc. its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

(i) CONSENT TO SECOND INCREMENTAL AMENDMENT

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By:	/s/ Nupur Kumar
Name:	NUPUR KUMAR
Title:	AUTHORIZED SIGNATORY

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND,
as a Lender
By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

CSAA Insurance Exchange,
as a Lender

By:	/s/ Benjamin Fandinola
Name: Benjamin Fandinola
Title: Trade Operations Specialist

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Cumberland Park CLO Ltd.,
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Delaware Life Insurance Company,
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Sub-Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Diversified Credit Portfolio Ltd.,
as a Lender
BY: Invesco Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Dorchester Park CLO Ltd.,
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

DoubleLine Capital LP as Investment Advisor to:
DoubleLine Core Fixed Income Fund,
as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

DoubleLine Capital LP as Investment Advisor to:
DoubleLine Floating Rate Fund,
as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

DoubleLine Capital LP as Investment Advisor to:
DoubleLine Income Solutions Fund,
as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

DoubleLine Capital LP as Investment Advisor to:
DoubleLine Income Solutions Trust,
as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

DoubleLine Capital LP as Investment Advisor to:
DoubleLine Shiller Enhanced CAPE,
as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Dryden XXV Senior Loan Fund as a Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Dunham Corporate/Government Bond Fund
as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Dunham Floating Rate Bond Fund
as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ECP CLO 2012-4, LTD,
as a Lender
BY: Silvermine Capital Management

By:	/s/ Aaron Meyer
Name: Aaron Meyer
Title: Principal

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ECP CLO 2013-5, LTD,
as a Lender
BY: Silvermine Capital Management

By:	/s/ Aaron Meyer
Name: Aaron Meyer
Title: Principal

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ECP CLO 2014-6, LTD.,
as a Lender
BY: Silvermine Capital Management LLC
As Portfolio Manager

By:	/s/ Aaron Meyer
Name: Aaron Meyer
Title: Principal

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ECP CLO 2015-7, Ltd.,
as a Lender
By: SILVERMINE CAPITAL MANAGEMENT, LLC Its Collateral Manager

By:	/s/ Aaron Meyer
	Name:	Aaron Meyer
	Title:	Principal

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Emerson Park CLO Ltd.,
as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Employees’ Retirement Fund of the City of Dallas, as a Lender
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Ballyrock CLO 2014-1 Limited

By: Ballyrock Investment Advisors LLC, as
Collateral Manager, as a Lender

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Ballyrock CLO 2013-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund, as a Lender

By:	/s/ Joe Zambello
Name:	Joe Zambello
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund, as a Lender

By:	/s/ Joe Zambello
Name:	Joe Zambello
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Fidelity Income Fund: Fidelity Total Bond Fund, as a Lender

By:	/s/ Joe Zambello
Name:	Joe Zambello
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Figueroa CLO 2013-1, Ltd.,
as a Lender
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

FIGUEROA CLO 2013-2, LTD,
as a Lender
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Figueroa CLO 2014-1, Ltd.,
as a Lender
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Finn Square CLO, Ltd.,
as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

First Trust Tactical High Yield ETF,
as a Lender
By: First Trust Advisors L.P., its Investment Advisor

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

First Trust Senior Floating Rate Income Fund II,
as a Lender
By: First Trust Advisors L.P., its investment manager

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

First Trust Senior Loan ETF (CAD-Hedged),
as a Lender
BY: First Trust Advisors L.P.

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

First Trust Senior Loan Fund,
as a Lender
BY: First Trust Advisors L.P., its Investment Advisor

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

First Trust Short Duration High Income Fund,
as a Lender
BY: First Trust Advisors L.P., its investment manager

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Fixed Income Opportunities Nero, LLC,
as a Lender
By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Floating Rate Loan Fund, a series of 525 Market Street Fund, LLC, as a Lender by: Wells Capital Management, as Investment Advisor

By:	/s/ Benjamin Fandinola
Name: Benjamin Fandinola
Title: Trade Operations Specialist

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

GLG Ore Hill CLO 2013-1, LTD.,
as a Lender

By:	/s/ Aaron Meyer
Name: Aaron Meyer
Title: Principal

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Global High Yield Bond Fund, a series of DSBI - Global Investment Trust, as a Lender
BY: BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Global-Loan SV S.Ã r.l.,
as a Lender
Executed by Alcentra Limited as Portfolio Manager, and Alcentra NY, LLC as Sub-Manager, for and on behalf of Global-Loan SV Sarl

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Goldman Sachs Bank USA,
as a Lender

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Google Inc.,
as a Lender
By: Credit Suisse Asset Management, LLC, as its investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Gramercy Park CLO Ltd.,
as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Hartford Multi-Asset Income Fund,
as a Lender
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Jessica Gravel
Name: Jessica Gravel
Title: Analyst

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Hartford Total Return Bond HLS Fund,
as a Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Jessica Gravel
Name: Jessica Gravel
Title: Analyst

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Highbridge Liquid Loan Opportunities Master Fund, L.P.,
as a Lender
By: Highbridge Principal Strategies LLC, its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Highbridge Loan Management 2012-1, Ltd.,
as a Lender
By: Highbridge Principal Strategies LLC, its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Highbridge Loan Management 2013-2, Ltd.,
as a Lender
By: Highbridge Principal Strategies LLC, Its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Highbridge Loan Management 3-2014 Ltd.,
as a Lender
By: Highbridge Principal Strategies LLC, its Investment Manager

By:	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Highbridge Loan Management 4-2014, Ltd.,
as a Lender
By: Highbridge Principal Strategies, LLC, Its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Highbridge Loan Management 5-2015, Ltd.,
as a Lender
By: Highbridge Principal Strategies, LLC, Its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Highbridge Loan Management 7-2015, Ltd.,
as a Lender
By: Highbridge Principal Strategies LLC, its Collateral Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Highland Loan Master Fund, L.P.,
as a Lender
By: Highland Capital Loan GP, LLC, its general partner
By: Highland Capital Management, L.P., its sole member
By: Strand Advisors Inc., its General Partner
By:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Highland/iBoxx Senior Loan ETF,
as a Lender

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

HMO Minnesota,
as a Lender
BY: KKR Its Collateral Manager

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

HYFI Aquamarine Loan Fund,
as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

HYFI LOAN FUND,
as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

IHC HEALTH SERVICES, INC.,
as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

IHC PENSION PLAN DIRECTED TRUST,
as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

NN (L) Flex - Senior Loans,
as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Colin Clingan
Name: Colin Clingan
Title: Vice President

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

NN (L) Flex - Senior Loans Select,
as a Lender
Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Colin Clingan
Name: Colin Clingan
Title: Vice President

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Invesco Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Invesco Bank Loan Fund Series 2 A Series Trust of Multi Manager Global Investment Trust,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Invesco BL Fund, Ltd.,
as a Lender
By: Invesco Management S.A. As Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Invesco Polaris US Bank Loan Fund,
as a Lender
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Invesco Senior Income Trust,
as a Lender
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Ironshore Inc.,
as a Lender
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

iShares Advantaged Short Duration High Income ETF (CAD-Hedged),
as a Lender
By: BlackRock Institutional Trust Company, N.A. (BTC) in its capacity as investment sub-advisor of the fund

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

James River Insurance Company,
as a Lender
BY: Angelo, Gordon & Co., L.P. as Investment Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

By:

Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

JFIN CLO 2013 LTD. as a Lender,

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name: Stephen Goetschius
Title: Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

JFIN CLO 2015 LTD. as a Lender,

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name: Stephen Goetschius
Title: Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

JFIN CLO 2015-II LTD. as a Lender,

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name: Stephen Goetschius
Title: Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

JFIN CLO 2014-II LTD. as a Lender,

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name: Stephen Goetschius
Title: Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

JFIN CLO 2012 LTD. as a Lender,

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name: Stephen Goetschius
Title: Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

JFIN REVOLVER CLO 2014 LTD.,

By: Jefferies Finance LLC, as Portfolio Manager

By.	/s/ J Paul McDonnell
Name: J Paul McDonnell
Title: Managing Director

JFIN Revolver CLO 2015 Ltd.,

By: Jefferies Finance LLC, as Portfolio Manager

By:	/s/ J Paul McDonnell
Name: J Paul McDonnell
Title: Managing Director

JEFFERIES FINANCE LLC dba JFIN REVOLVER CLO 2015 - II LTD,

By: Jefferies Finance LLC, as Portfolio Manager

By:	/s/ J Paul McDonnell
Name: J Paul McDonnell
Title: Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

JHF II Diversified Strategies Fund,
as a Lender

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

JNL/BlackRock Global Long Short Credit Fund,
as a Lender
By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

John Hancock Bond Fund,
as a Lender

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

John Hancock Funds II - Spectrum Income Fund,
as a Lender
BY: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

John Hancock Global Short Duration Credit Fund,
as a Lender

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Shackleton 2015-VIII CLO, Ltd.,
as a Lender

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

MP Funding 18-A, LLC,
as a Lender
By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

JRG Reinsurance Company, Ltd.,
as a Lender
BY: Angelo, Gordon & Co., L.P. as Investment Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Kaiser Foundation Hospitals,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Kaiser Permanente Group Trust,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

KKR CLO 11 LTD.,
as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

KKR CLO 12 LTD.,
as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

KKR CLO 13 Ltd.,
as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

KKR CLO 9 LTD.,
as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

KKR FINANCIAL CLO 2012-1, LTD.,
as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

KKR FINANCIAL CLO 2013-1, LTD.,
as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

KKR FINANCIAL CLO 2013-2, LTD.,
as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC, as a Lender

By:	/s/ Paul J. Loomis
Name:	Paul J. Loomis
Title:	Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Lexington Insurance Company,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Limerock CLO II, Ltd.,
as a Lender
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Limerock CLO III, Ltd.,
as a Lender
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Linde Pension Plan Trust,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Loomis Sayles Senior Floating Rate & Fixed Income Fund
as a Lender
By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

MADISON PARK FUNDING IX, LTD.,
as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

MADISON PARK FUNDING VIII, LTD.,
as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Madison Park Funding XII, Ltd.,
as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

MADISON PARK FUNDING XIV, LTD.,
as a Lender
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Magnetite XII, LTD.,
as a Lender
BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Manulife Floating Rate Senior Loan Fund,
as a Lender

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Manulife Investments Trust - Floating Rate Income Fund,
as a Lender

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Marea CLO, Ltd.,
as a Lender
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Marine Park CLO Ltd.,
as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Maryland State Retirement and Pension System,
as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Medical Liability Mutual Insurance Company,
as a Lender
BY: Invesco Advisers, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Medtronic Holding Switzerland GMBH,
as a Lender
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Colin Clingan
Name: Colin Clingan
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

MET Investors Series Trust - BlackRock High Yield Portfolio,
as a Lender
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Metropolitan Life Insurance Company – SA 729_, as a Lender

By:	/s/ Shane O’Driscoll
Name:	Shane O’Driscoll
Title:	Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Metropolitan Life Insurance Company_, as a Lender

By:	/s/ Shane O’Driscoll
Name:	Shane O’Driscoll
Title:	Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Metropolitan Tower Life Insurance Company__, as a Lender

By:	/s/ Shane O’Driscoll
Name:	Shane O’Driscoll
Title:	Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Metropolitan West Floating Rate Income Fund,
as a Lender
BY: Metropolitan West Asset Management as Investment Manager

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

MORGAN STANLEY SENIOR FUNDING, INC. as a Lender

By:	/s/ Alice Lee
Name:	Alice Lee
Title:	Vice President

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Mt. Whitney Securities, LLC,
as a Lender

By:	/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Musashi Secured Credit Fund Ltd.,
as a Lender
BY: GSO Capital Advisors LLC, as Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

National Union Fire Insurance Company of Pittsburgh, Pa.,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Navy Exchange Service Command Retirement Trust,
as a Lender
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Nomura Bond and Loan Fund,
as a Lender

By:	/s/ Steven Rosenthal
Name: Steven Rosenthal
Title: Executive Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

NCRAM Loan Trust,
as a Lender

By:	/s/ Steven Rosenthal
Name: Steven Rosenthal
Title: Executive Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

NMFC Senior Loan Program I LLC
as a Lender

By:	/s/ Robert A. Hamwee
Name: Robert A. Hamwee
Title: Chief Executive Officer & President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Nomad CLO, Ltd.,
as a Lender
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

North End CLO, Ltd,
as a Lender
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

NORTHWOODS CAPITAL IX, LIMITED,
as a Lender
By: Angelo, Gordon & Co., LP as Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

NORTHWOODS CAPITAL X, LIMITED,
as a Lender
BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

NORTHWOODS CAPITAL XI, LIMITED,
as a Lender
BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

NORTHWOODS CAPITAL XII, LIMITED,
as a Lender
BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Oppenheimer Senior Floating Rate Fund,
as a Lender

By:	/s/ Kevin Urlik
Name: Kevin Urlik
Title: Manager

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Oppenheimer Master Loan Fund, LLC,
as a Lender

By:	/s/ Kevin Urlik
Name: Kevin Urlik
Title: Manager

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Catlin Underwriting Agencies LTD,
as a Lender

By:	/s/ Kevin Urlik
Name: Kevin Urlik
Title: Manager

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Catlin RE Switzerland LTD,
as a Lender

By:	/s/ Kevin Urlik
Name: Kevin Urlik
Title: Manager

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Oppenheimer Fundamental Alternatives Fund,
as a Lender

By:	/s/ Kevin Urlik
Name: Kevin Urlik
Title: Manager

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Oregon Public Employees Retirement Fund,
as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

ORION ALloan,
as a Lender

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Penn Series Funds, Inc. - High Yield Bond Fund,
as a Lender
By: Â T. Rowe Price Associates, Inc., as investment advisor

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

PENSIONDANMARK
PENSIONSFORSIKRINGSAKTIESELSKAB,
as a Lender

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Pinnacle Park CLO, Ltd,
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Pioneer Floating Rate Fund,
as a Lender
By: Pioneer Investment Management, Inc. As its adviser

By:	/s/ Maggie Begley

	Name:	Maggie Begley
	Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Pioneer Floating Rate Trust,
as a Lender
By: Pioneer Investment Management, Inc. As its adviser

By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Pioneer Investments Diversified Loans Fund,
as a Lender

By:	/s/ Margaret C. Begley

	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

PK-SSL Investment Fund Limited Partnership,
as a Lender
BY: Credit Suisse Asset Management, LLC, as its Investment Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Post Senior Loan Master Fund, L.P.,
as a Lender
BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ Schuyler Hewes
Name: Schuyler Hewes
Title: Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

PPF Nominee 2 B.V.,
as a Lender
By: Apollo Credit Management (Senior Loans), LLC, its Investment Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

PPG Industries, Inc. Pension Plan Trust,
as a Lender
BY: GSO Capital Advisors LLC, As its Investment Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Prudential Investment Portfolios, Inc. 14 - Prudential Floating Rate Income Fund,
as a Lender
By: PGIM, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust,
as a Lender
By: PGIM, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Pramerica Loan Opportunities Limited,
as a Lender
By: PGIM, Inc., as Investment Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Dryden XXIII Senior Loan Fund
as a Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Dryden 30 Senior Loan Fund,
as a Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Dryden 31 Senior Loan Fund,
as a Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Dryden 33 Senior Loan Fund,
as a Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Dryden 34 Senior Loan Fund,
as a Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Dryden 36 Senior Loan Fund,
as a Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

QUALCOMM Global Trading Pte. Ltd.,
as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Raymond James Bank, N.A.,
as a Lender

By:	/s/ John Harris
Name:	John Harris
Title:	Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Recette CLO, Ltd.,
as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: M

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Rockwell Collins Master Trust, as a Lender

By: AEGON USA Investment Management, LLC, as Investment Manager

By:	/s/ Jason Felderman
Name: Jason Felderman
Title: Vice President

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Safety Insurance Company,
as a Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Jessica Gravel
Name: Jessica Gravel
Title: Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Saranac CLO I Limited,
as a Lender
By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Andrew Heller
Name: Andrew Heller
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Saranac CLO II Limited,
as a Lender
By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Andrew Heller
Name: Andrew Heller
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Saranac CLO III Limited,
as a Lender
By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Andrew Heller
Name: Andrew Heller
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Schlumberger Group Trust,
as a Lender
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Colin Clingan
Name: Colin Clingan
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Scor Global Life Americas Reinsurance Company,
as a Lender
BY: BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Selkirk Park CLO, Ltd,
as a Lender

By:	/s/ Iannarone, Thomas
Name: Iannarone, Thomas
Title: M

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Seneca Park CLO, Ltd.,
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

SENIOR SECURED FLOATING RATE LOAN FUND,
as a Lender
By: By: Credit Suisse Asset Management, LLC, the Portfolio Manager for
Propel Capital Corporation, the manager for Senior Secured Floating Rate Loan Fund

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Sentry Insurance a Mutual Company,
as a Lender
BY: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Shackleton 2013-III CLO, Ltd.,
as a Lender
BY: Alcentra NY, LLC, as investment advisor

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Shackleton 2013-IV CLO, LTD,
as a Lender
by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Shackleton 2014-V CLO, Ltd.,
as a Lender

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Shackleton 2014-VI CLO, Ltd.,
as a Lender
BY: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Shackleton I CLO, Ltd.,
as a Lender
BY: Alcentra NY, LLC, as investment advisor

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Shackleton II CLO, Ltd.,
as a Lender
by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Sheridan Square CLO, Ltd.,
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Silver Spring CLO Ltd.,
as a Lender

By:	/s/ Aaron Meyer
Name: Aaron Meyer
Title: Principal

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Silvermore CLO, LTD.,
as a Lender

By:	/s/ Aaron Meyer
Name: Aaron Meyer
Title: Principal

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

DoubleLine Capital LP as Sub-Advisor to: State Street DoubleLine Total Return Tactical Portfolio, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Stewart Park CLO, Ltd., as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg, as a Lender
BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ Schuyler Hewes
Name: Schuyler Hewes
Title: Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

SunAmerica Senior Floating Rate Fund, Inc., as a Lender
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Jessica Gravel
Name: Jessica Gravel
Title: Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

T. Rowe Price High Yield Fund, Inc., as a Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

T. Rowe Price U.S. High Yield Trust,
as a Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

T. Rowe Price Fixed Income Trust,
as a Lender
By: T. Rowe Price Trust Company, Trustee

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

T. Rowe Price Floating Rate Fund, Inc.,
as a Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

T. Rowe Price Funds Series II SICAV, as a Lender
By: T. Rowe Price Associates, Inc., as investment sub-manager of the T. Rowe Price Funds Series II SICAV

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

By:
Name: Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

T. Rowe Price Institutional Floating Rate Fund,
as a Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

T. Rowe Price Institutional High Yield Fund,
as a Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

T. Rowe Price Floating Rate Multi-Sector Account Portfolio,
as a Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

TELOS CLO 2013-3, Ltd.,
as a Lender
By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

TELOS CLO 2013-4, Ltd.,
as a Lender
By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

TELOS CLO 2014-5, Ltd.,
as a Lender
BY: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

TELOS CLO 2014-6, Ltd,
as a Lender

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Telos CLO 2015-7, Ltd.,
as a Lender
By: Telos Asset Management LLC as Collateral Servicer

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Thacher Park CLO, Ltd.,
as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

The City of New York Group Trust,
as a Lender
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

The Hartford Floating Rate Fund,
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Jessica Gravel
Name: Jessica Gravel
Title: Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

The Hartford Floating Rate High Income Fund,
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Jessica Gravel
Name: Jessica Gravel
Title: Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

The Hartford Short Duration Fund,
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Jessica Gravel
Name: Jessica Gravel
Title: Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

The Hartford Strategic Income Fund,
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Jessica Gravel
Name: Jessica Gravel
Title: Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

The Hartford Total Return Bond Fund,
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Jessica Gravel
Name: Jessica Gravel
Title: Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

The Variable Annuity Life Insurance Company,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Transamerica Floating Rate, as a Lender

By: AEGON USA Investment Management, LLC, as
Investment Manager

By:	/s/ Jason Felderman
Name: Jason Felderman
Title: Vice President

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Treman Park CLO, Ltd.,
as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Tryon Park CLO Ltd.,
as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Wespath Funds Trust,
as a Lender
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Jessica Gravel
Name: Jessica Gravel
Title: Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

United HealthCare Insurance Company,
as a Lender
BY: GSO Capital Advisors LLC as Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

United HealthCare Insurance Company,
as a Lender
BY: GSO Capital Advisors II LLC as Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

UnitedHealthcare Insurance Company,
as a Lender
By: BlackRock Financial Management Inc.; its investment manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

VENTURE XII CLO, Limited,
as a Lender
BY: its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

VENTURE XIII CLO, Limited,
as a Lender
BY: its Investment Advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

VENTURE XIV CLO, Limited,
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

VENTURE XIX CLO, Limited,
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

VENTURE XV CLO, Limited,
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

VENTURE XVI CLO, Limited,
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Venture XVII CLO Limited,
as a Lender
BY: its investment advisor,
MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Venture XVIII CLO, Limited,
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

VENTURE XX CLO, Limited,
as a Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Virtus Balanced Fund
as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Virtus Bond Fund
as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Virtus Global Multi Sector Income Fund
as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Virtus Multi-Sector Intermediate Bond Fund f/k/a Virtus Multi Sector Fixed Income Fund
as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Virtus Newfleet Multi-Sector Unconstrained Bond ETF
as a Lender

By:	/s/ Jennings, Kyle
Name: Jennings, Kyle
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Virtus Senior Floating Rate Fund
as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Virtus Strategic Income Fund
as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Virtus Tactical Allocation Fund
as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Voya CLO 2015-3, Ltd.,
as a Lender
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Colin Clingan
Name: Colin Clingan
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Voya Credit Opportunities Master Fund,
as a Lender
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Colin Clingan
Name: Colin Clingan
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Voya Floating Rate Fund,
as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Colin Clingan
Name: Colin Clingan
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Voya Investment Trust Co. Plan for Common Trust Funds - Voya Senior Loan Common Trust Fund,
as a Lender
BY: Voya Investment Trust Co. as its trustee

By:	/s/ Colin Clingan
Name: Colin Clingan
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Voya Investment Trust Co. Plan for Employee Benefit Investment Funds - Voya Senior Loan Trust Fund,
as a Lender
BY: Voya Investment Trust Co. as its trustee

By:	/s/ Colin Clingan
Name: Colin Clingan
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Voya Prime Rate Trust,
as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Colin Clingan
Name: Colin Clingan
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Voya Senior Income Fund,
as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Colin Clingan
Name: Colin Clingan
Title: Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

VVIT: Virtus Multi-Sector Fixed Income Series
as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Wasatch CLO Ltd,
as a Lender
BY: Invesco Senior Secured Management, Inc. as Portfolio Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Waterson Park CLO, Ltd,
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Watford Asset Trust I,
as a Lender
by Highbridge Principal Strategies, LLC as its Investment Manager

By:	/s/ Serge Adam
Name: Serge Adam
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Webster Park CLO, Ltd,
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Wellington Multi-Sector Credit Fund,
as a Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Jessica Gravel
Name: Jessica Gravel
Title: Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Wellington Trust Company, NA Multiple Collective Investment Funds Trust II, Multi Sector Credit Portfolio,
as a Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Jessica Gravel
Name: Jessica Gravel
Title: Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II, Core Bond Plus/High Yield Bond Portfolio,
as a Lender
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Jessica Gravel
Name: Jessica Gravel
Title: Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Wellington Trust Company, National Association Multiple Common Trust Funds Trust- Opportunistic Fixed Income Allocation Portfolio,
as a Lender
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Jessica Gravel
Name: Jessica Gravel
Title: Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Wells Fargo Bank, National Association,
as a Lender

By:	/s/ P. Jeffrey Huth
Name: P. Jeffrey Huth
Title: Managing Director

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Wells Fargo Multi-Sector Income Fund,
as a Lender
by: Wells Capital Management, as Investment Advisor

By:	/s/ Benjamin Fandinola
Name: Benjamin Fandinola
Title: Trade Operations Specialist

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Wells Fargo Strategic Income Fund,
as a Lender
by: Wells Capital Management, as Investment Advisor

By:	/s/ Benjamin Fandinola
Name: Benjamin Fandinola
Title: Trade Operations Specialist

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

Westcott Park CLO, Ltd.,
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL AMENDMENT

WM Pool - High Yield Fixed Interest Trust
as a Lender
By: Loomis, Sayles & Company, L.P., its Investment Manager By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

Workers Compensation Fund,
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Jessica Gravel
Name: Jessica Gravel
Title: Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ZAIS CLO 2, Limited,
as a Lender
ZAIS CLO 2, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

ZURICH AMERICAN INSURANCE COMPANY,
as a Lender
By: Highbridge Principal Strategies, LLC as Investment Manager

By:	/s/ Serge Adam
Name: Serge Adam
Title: Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

(i) CONSENT TO SECOND INCREMENTAL AMENDMENT

CREDIT SUISSE AG, Cayman Islands Branch,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

CONSENT TO SECOND INCREMENTAL
AMENDMENT

MORGAN STANLEY SENIOR FUNDING, INC. as a Lender

By:	/s/ Alice Lee
Name:	Alice Lee
Title:	Vice President

[SIGNATURE PAGE TO FIRST LIEN INCREMENTAL TERM LOAN AMENDMENT]

Schedule 2.01(A)

2016 Incremental Term Lender	2016 Incremental Term Loan Commitment
Jefferies Finance LLC	$80,000,000.00
Total:	$80,000,000.00